UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

WHITING PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Lincoln Street, Suite 4700
Denver, Colorado	80203-4547
(Address of principal executive offices)	(Zip Code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	WLL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On March 27, 2020, Whiting Petroleum Corporation (the “Company”) issued a press release announcing a draw down on its revolving credit facility. The text of the press release is furnished as Exhibit 99 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits:

(99)	Press Release of Whiting Petroleum Corporation, dated March 27, 2020.

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(99)	Press Release of Whiting Petroleum Corporation, dated March 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2020

WHITING PETROLEUM CORPORATION

By:	/s/ Correne S. Loeffler
Correne S. Loeffler Chief Financial Officer